Supplement, dated May 9, 2003, to the Prospectus, dated February 1, 2003, of
                     Seligman Municipal Funds (the "Funds")
                                  on behalf of:

                      Seligman Municipal Fund Series, Inc.
                         Seligman Municipal Series Trust
                    Seligman New Jersey Municipal Fund, Inc.
                   Seligman Pennsylvania Municipal Fund Series

The following is inserted on page 42 of the Funds' Prospectus as the last paragraph under the caption "Management of the Funds - Portfolio Management."

      Ms. Eileen A. Comerford, a Senior Vice President and Investment Officer of Seligman, is a Co-Portfolio Manager of the Funds. She is also Vice President and Co-Portfolio Manager of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc., two closed-end investment companies.

MUNI-1S1-5/2003